SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

KREISLER MANUFACTURING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant )

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KREISLER MANUFACTURING CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

December 14, 2004

TO OUR STOCKHOLDERS:

The Annual Meeting of stockholders of KREISLER MANUFACTURING CORPORATION (the “Company”) will be held on Tuesday, December 14, 2004 at 10:00 a.m. (prevailing time), at the office of the Company, 180 Van Riper Avenue, Elmwood Park, New Jersey 07407 for the following purposes:

1. To elect directors, as described in the accompanying Proxy Statement.

2. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The Board of Directors has fixed October 19, 2004 as the record date (the “Record Date”) for the determination of stockholders entitled to vote at the meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the meeting or any postponement or adjournment thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors.

EDWARD A. STERN, Secretary

October 26, 2004

KREISLER MANUFACTURING CORPORATION

180 VAN RIPER AVENUE

ELMWOOD PARK, NEW JERSEY 07407

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited by and on behalf of Kreisler Manufacturing Corporation (the “Company”) for use at the Annual Meeting of stockholders to be held on Tuesday, December 14, 2004 at 10:00 a.m. (prevailing time) at the offices of the Company, 180 Van Riper Avenue, Elmwood Park, New Jersey 07407, and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being mailed to stockholders is October 29, 2004.

The cost of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph, facsimile transmission or teletype by directors, officers or employees of the Company without additional compensation. The Company is required to pay the reasonable expenses incurred by record holders of the Company’s Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual stockholder reports to any beneficial owners of the Company’s Common Stock they hold of record, upon request of such record holders.

A form of proxy is enclosed. If properly executed and received by the Company prior to the Annual Meeting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions therein. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Company Common Stock for the election of all nominees for director, as described herein. Sending in a signed proxy will not affect the stockholder’s right to attend the Annual Meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is voted.

The Company is not presently aware of any matters (other than procedural matters), which will be brought before the Annual Meeting, which are not reflected in the attached Notice of Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting: (i) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the meeting; (ii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iii) any proposal omitted from this

Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (iv) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed Proxy will vote in accordance with their best judgment.

The Company had 1,762,447 shares of Common Stock outstanding at the close of business on October 19, 2004. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for transaction of business at the Annual Meeting. All shares of the Company’s Common Stock present in person or represented by proxy and entitled to vote at the meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. Each share of Common Stock is entitled to one vote on each matter that may be brought before the meeting. The election of directors will be determined by a plurality vote and the nominees receiving the most “for” votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under Delaware law. In a vote on any other matter to come before the meeting an abstention or broker non-vote will have the same legal effect as an “against vote.”

PROPOSAL ONE

ELECTION OF DIRECTORS

The By-laws of the Company provide that the Board of Directors shall consist of not fewer than three directors and subject to this limitation, the number of directors may be fixed from time to time by action of the stockholders or the directors. The Board of Directors by resolution has set the number of directors at five.

At the Annual Meeting, stockholders will elect five directors to serve for a term of one year and until each of their respective successors is elected and qualified. Unless directed otherwise, the persons named in the enclosed proxy intend to vote such proxy “for” the election of the listed nominees or, in the event of inability of any of the nominees to serve for any reason, for the election of such other person as the Board of Directors may designate to fill the vacancy. The Board has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.

The following table sets forth information concerning the Company’s nominees for election to the Board of Directors. All of the nominees were nominated by the Board of Directors and currently serve as directors. The nominees have consented to being named in the Proxy Statement and to serve if elected.

Name	Principal Occupation	Director of The Company Since	Age as of October 19, 2004
Wallace N. Kelly	Chairman of the Board, Consultant to Kreisler Industrial Corporation	2004	65

Michael L. Goldberg (1)(2)(3)(4)	CEO and General Counsel, Rx Medical Services Corporation	2003	55

Ron Nussle, Jr.(1)(2)(3)(4)	Founder, ICR Process Group	2004	41

John W. Poling (1)(2)(3)(4)(5)	Partner, Tatum CFO Partners, LLP	2003	59

Michael D. Stern	Co-President & Chief Executive Officer	2004	37

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Nominating and Corporate Governance Committee
(4)	Independent Director
(5)	Audit Committee Financial Expert

Wallace N. Kelly joined Kreisler in February 2000 and serves as Chairman of the Board and as a Consultant to the Company. Mr. Kelly was Executive Vice President and Chief Operations Officer of Kreisler until October 2003. Mr. Kelly has been an engineering consultant since 1993. From 1988 to 1993 Mr. Kelly worked for Chromalloy Gas Turbine Corporation. From 1961 to 1988 Mr. Kelly held various engineering positions with the Pratt and Whitney Division of United Technologies Corporation and GE Aircraft Engines. Mr. Kelly graduated with a Bachelor of Science in mechanical engineering from Michigan Technological University.

Mr. Michael L. Goldberg, Esquire, joined the Board of Directors in August 2003. Mr. Goldberg has been the Chief Executive Officer and General Counsel of Rx Medical Services Corporation since 1990. Prior to 1990, he held a similar position with Omni Records, Inc. From 1974 through 1986 Mr. Goldberg was a practicing attorney. Among the offices he has served are the U.S. Attorney’s Office and the Philadelphia District Attorney’s Office.

Mr. Ron Nussle, Jr. joined the Board of Directors in October 2004. Mr. Nussle is the founder of ICR Process Group, a consulting and software company located in Fremont, California. Mr. Nussle was Managing Director of Global Materials and Supply Chain at Lam Research Corporation from 2001 to 2004. Prior to joining Lam Research, Mr. Nussle was Senior Director of Strategic Supply Management for Cessna Aircraft Company for three years. Mr. Nussle spent 12 years at Honeywell Aerospace in Engineering, Operations and Program Management positions. Mr. Nussle graduated with a Bachelor of Science in mechanical engineering from Arizona State University.

Mr. John W. Poling joined the Board of Directors in August of 2003. Mr. Poling has been a senior financial executive in manufacturing, industrial services and environmental construction, consulting and engineering for over 30 years. Currently, Mr. Poling is a partner with Tatum CFO Partners, LLP, a group which provides financial and information technology services to both public and private companies. Prior to joining Tatum, he was Chief Financial Officer for several NASDAQ companies including U.S. Plastic Lumber Corp. Mr. Poling served as Vice President of Finance for Eastern Environmental Services, Inc. from 1996 to 1999. Mr. Poling serves on the Board of Directors for SystemOne Technologies, Inc. and National Earth Services, Inc.

Michael D. Stern joined the Company in 1990 and is currently Co-President and Chief Executive Officer the Company and of Kreisler Industrial Corporation and is a director of the Company. Mr. Stern joined the Board of Directors in October 2004. Mr. Stern graduated with a Bachelor of Arts in economics from Emory University. Mr. Stern is the brother of Edward A. Stern, the Company’s Co-President and Chief Financial Officer. Mr. Stern was Vice President – Operations of Kreisler Industrial Corporation from 1993 to 2004.

Edward A. Stern joined the Company in 1991 and is currently Co-President, Chief Financial Officer, Secretary and Treasurer of the Company and of Kreisler Industrial Corporation. Prior to joining Kreisler, Mr. Stern’s experience included five years with American Airlines in the Corporate Finance and Financial Analysis areas. Mr. Stern graduated with a Master of Business Administration in finance and accounting from the Kellogg School of Management of Northwestern University and a Bachelor of Arts in economics from Emory University. Mr. Stern is the brother of Michael D. Stern, the Company’s Co-President and Chief Executive Officer. Mr. Stern was Vice President – Administration of Kreisler Industrial Corporation from 1993 to 2004. Mr. Stern is not a nominee for director of the Company.

Board of Directors, Committees and Attendance at Meetings

Mr. Kelly was elected to the Board of Directors and Chairman of the Board in June 2004 following the death of Mr. Edward L. Stern, former Chairman of the Board, President and Chief Executive Officer.

During the Company’s fiscal year ended June 30, 2004, the Board of Directors of the Company held seven meetings, the Audit Committee held three meetings and the Compensation Committee held one meeting. All directors attended all Board and applicable committee meetings during the period of time they served.

The Board of Directors has appointed a Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board regarding the salaries, bonuses and other forms of compensation for executive officers of the Company. The current members of the Compensation Committee are Michael L. Goldberg, Ron Nussle, Jr. and John W. Poling. Mr. Goldberg is Chair of the Compensation Committee. Each member of the Compensation Committee is an independent director pursuant to the National Association of Securities Dealers’ listing standards. The Company has adopted a Compensation Committee Charter which is attached to this proxy statement as an appendix.

The Board of Directors has appointed an Audit Committee. The Audit Committee reviews the results and scope of the annual audit of the Company’s financial statements, proposes changes in the Company’s financial and accounting standards and principles and the Company’s policies and procedures with respect to its internal accounting and financial controls. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors (including resolution of disagreements between management and the independent auditor regarding financial reporting). The Audit Committee reviews the independence of the independent auditors, and considers such other matters, which may come before the Committee or at the direction of the Board of Directors. The current members of the Audit Committee are John W. Poling, Michael L. Goldberg and Ron Nussle, Jr. Each member of the Audit Committee is an independent director pursuant to the National Association of Securities Dealers’ listing standards. Mr. Poling serves as the Financial Expert on the Audit Committee. The Company has adopted an Audit Committee Charter which is attached to this proxy statement as an appendix.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with Company management. The Audit Committee also discussed with Gregory, Sharer & Stuart. P.A., the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The Audit Committee has received the disclosures from Gregory, Sharer & Stuart, P.A. required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with Gregory, Sharer & Stuart, P.A. their independence. Based upon the review and discussion referred to above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2004 for filing with the Securities and Exchange Commission.

The Audit Committee

John W. Poling, Chair

Michael L. Goldberg

Ron Nussle, Jr.

Nominating and Corporate Governance Committee

The Board of Directors has appointed a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee identifies, screens and recommends qualified candidates to serve as directors of the Company and recommends to the Board of Directors the director nominees for the next annual meeting of shareholders; develops and recommends to the Board of Directors corporate governance guidelines applicable to the Company; advises the Board of Directors, on an annual basis, on the structure and membership of the committees of the Board of Directors; develops and periodically monitors and updates the Company’s corporate governance principles and policies; and leads the Board of Directors in its annual review of the Board of Director’s performance. The current members of the Nominating and Corporate Governance Committee are Michael L. Goldberg, Ron Nussle, Jr. and John W. Poling. Mr. Goldberg is the Chair of the Nominating and Corporate Governance Committee. Each member of the Nominating and Corporate Governance Committee is an independent director pursuant to the National Association of Securities Dealers’ listing standards. The Company has adopted a Nominating and Corporate Governance Committee Charter which is attached to this proxy statement as an appendix.

Communication with the Board

Stockholders may communicate with the Board of Directors or individual members of the Board, including the respective Chairs of the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee by sending correspondence to the following address:

Secretary

Kreisler Manufacturing Corporation

180 Van Riper Avenue

Elmwood Park, NJ 07407

The Company will periodically forward all correspondence received to the Board or to the individual member of the Board to whom the correspondence is addressed.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 19, 2004, certain information with respect to the beneficial ownership of the Common Stock (i) by each person who is known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding Common Stock, (ii) by each director and nominee for director of the Company, (iii) by each executive officer of the Company named in the Summary Compensation Table and (iv) by all directors and executive officers of the Company as a group. Except as otherwise indicated, the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares.

	Shares Beneficially Owned (1)
Name and Address	Number		Percent
Anne V. Stern as the Personal Representative of the Estate of Edward L. Stern 7635 Cumberland Road Seminole, Florida 33777	258,944	(2)	13.9%

Michael Goldberg 2008 Bayview Drive Fort Lauderdale, FL 33305	8,000	(3)	0.4%

Wallace N. Kelly 1 Seabreeze Ave Charleston, Rhode Island 02813	699,268	(4)	37.4%

John W. Poling 416 Eaton Way West Chester, PA 19380	8,000	(3)	0.4%

Edward A. Stern 180 Van Riper Avenue Elmwood Park, New Jersey 07407	56,512	(5)	3.0%

Michael D. Stern 180 Van Riper Avenue Elmwood Park, New Jersey 07407	56,508	(5)	3.0%

All directors and officers of the Company as a group (5 persons)	828,288	(6)	44.3%

(1)	The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the rules and regulations of the Securities and Exchange

Commission and include securities as to which the individual or entity has or shares voting or investment power or has the right to acquire voting or investment power within 60 days after October 19, 2004. Beneficial ownership may be disclaimed as to certain of the securities.

(2)	Includes 64,000 shares issuable upon the exercise of stock options.
(3)	All of these shares are issuable upon the exercise of stock options that were granted in December 2003 and vest over a 3 year period.
(4)	These shares include 13,333 shares directly owned by Mr. Kelly and 2,667 shares issuable to Mr. Kelly upon the exercise of stock options. The remaining 683,268 shares are held in a trust established under the will of Lucile Stern for the benefit of Edward A. Stern, Michael D. Stern, Jody L. Stern and Jeffery R. Stern, the children of Edward L. Stern. Mr. Kelly serves as trustee under this trust and has sole voting and investment power over the shares in the trust. Mr. Kelly disclaims beneficial ownership over these shares.
(5)	Includes 8,000 shares issuable upon the exercise of stock options.
(6)	Includes 34,667 shares issuable upon the exercise of stock options.

EXECUTIVE COMPENSATION

Compensation of Directors

Each director of the Company who is not an officer receives a fee of $10,000 per year. Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company.

Supplemental Compensation Agreement

The Supplemental Compensation Agreement the Company entered into with Wallace Kelly on January 1, 2001, was terminated on July 23, 2003. A new Supplemental Compensation Agreement between the parties was signed on the same day. Pursuant to the terms of the new agreement, Mr. Kelly received a bonus payment from the Company for continuing to provide services until February 1, 2004, which is beyond the December 31, 2003 termination date of his employment agreement. The bonus payment of $110,000 was paid in February 2004.

Summary Compensation Table

The following table sets forth the compensation earned by the Company’s Chief Executive Officer and the three other most highly compensated executive officers of the Company (collectively, the “Named Executive Officers”) for services rendered in all capacities to the Company during the Company’s fiscal years ended June 30, 2004, 2003, and 2002:

Annual Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	All Other Compensation
Edward L. Stern President and Chief Executive Officer(1)	2004 2003 2002	201,350 190,000 160,000	-0- 13,850 40,000	7,500(2) — 13,850(3)

Wallace N. Kelly Chairman of the Board, Consultant to the Co-Presidents(4)	2004 2003 2002	141,635 180,000 180,000	110,000 -0- 40,000	26,000(5) 25,000(5) 26,000(5)

Edward A. Stern Co-President and Chief Financial Officer(6)(7)	2004 2003 2002	100,450 97,850 95,000	-0- -0- 25,000	— — —

Michael D. Stern Co-President and Chief Executive Officer(7)(8)	2004 2003 2002	100,550 97,850 95,000	-0- -0- 25,000	— — —

(1)	Mr. Stern passed away in June 2004.
(2)	Represents allowance for automobile.
(3)	Represents premium paid for split-dollar life insurance.
(4)	Mr. Kelly served as Executive Vice President and Chief Operations Officer until October 2003.
(5)	Reimbursement of lodging and travel expenses.
(6)	Prior to June 2004, Edward A. Stern was Vice President, Administration
(7)	Edward A. Stern and Michael D. Stern are each provided an automobile by the Company
(8)	Prior to June 2004, Michael D. Stern was Vice President, Operations

Option Grants in the Last Fiscal Year

No stock options were granted during fiscal year 2004 to the Named Executive Officers.

Aggregated Options Exercised in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth certain information concerning the exercise of stock options during fiscal 2004 and the number and value of unexercised options held at the end of fiscal 2004 by the Named Executive Officers.

			Number of Securities Underlying Unexercised Options at Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End(1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Wallace N. Kelly	—	—	2,667	—	$4,534	—
Edward A. Stern	—	—	8,000	—	$47,600	—
Michael D. Stern	—	—	8,000	—	$47,600	—

(1)	Represents the difference between $7.20, the last sale price of the Common Stock on June 30, 2004, the last trading day in fiscal 2004, as reported on the NASDAQ Stock Market and the exercise price of in-the-money options, multiplied by the number of exercisable or unexercisable options held, as applicable.

Certain Relationships and Related Transactions

Mr. Wallace N. Kelly, a director and Chairman of the Board, is also employed by the Company as an advisor to the Company. In this position, Mr. Kelly provides technical and other advice to the Company. During the Company’s fiscal year ended June 30, 2004, the Company recorded travel and lodging expenses with respect to Mr. Kelly of $26,000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of the Company’s Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent Stockholders are required by regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal 2004, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than ten-percent beneficial owners were complied with during fiscal 2004.

STOCKHOLDER PROPOSALS

Stockholder proposals for the 2005 Annual Meeting of Stockholders must be submitted to the Company (directed to the attention of the Company’s Secretary) by June 29, 2005 to receive consideration for inclusion in the Company’s Proxy Statement relating to the 2005 Annual Meeting of Stockholders. Any such proposal must also comply with the proxy rules under the Securities Exchange Act of 1934, including Rule 14a-8.

In addition, stockholders are notified that the deadline for providing the Company timely notice of any stockholder proposal (other than nominations for directors) to be submitted outside the Rule 14a-8 process for consideration at the Company’s 2005 Annual Meeting of Stockholders is August 31, 2005. As to all such matters which the Company does not have notice on or prior to August 31, 2005, discretionary authority shall be granted to the persons designated in the Company’s proxy related to the 2005 Annual Meeting of Stockholders to vote on such proposal. The Company’s By-laws permit stockholders to nominate directors for election at the Company’s Annual Meeting of Stockholders as long as written nominations are submitted to the Secretary of the Company not later than the close of business on the fifth business day preceding the date of the meeting.

Stockholder Nominee Recommendation Policy

Any stockholder recommendation of a potential director nominee proposed for consideration by the Nominating and Corporate Governance Committee of the Board of the Directors of the Company should include the potential director nominee’s name and qualifications for Board membership and should be addressed to:

Secretary

Kreisler Manufacturing Corporation

180 Van Riper Avenue

Elmwood Park, NJ 07407

All stockholder recommendations of potential director nominees which are intended to be considered by the Nominating and Corporate Governance Committee in any year must be received at least 120 days prior to the date on which the Company first mailed its proxy material for the prior year’s Annual Meeting of Stockholders in order, upon a determination by the Nominating and Corporate Governance Committee to nominate such potential director nominee, for such nominee to be included in the Company’s Proxy Statement and the form of proxy relating to the Annual Meeting of Stockholders.

The deadline for submitting proposals or recommendations of potential director nominees for the 2005 Annual Meeting of Stockholders is approximately June 29, 2005.

The Nominating Committee will consider recommendations received from shareholders of potential director nominees in a manner consistent with the Nominating and Corporate Governance Committee’s Charter and its consideration of potential director nominees generally. The ultimate decision of whether to nominate a potential director nominee remains solely within the discretion of the Nominating and Corporate Governance Committee.

Qualifications of Director Nominees

The Nominating and Corporate Governance Committee of the Board of Directors of the Company has not established specific, minimum age, education, years of business experience or specific types of skills for potential director nominees, but in general, expects that qualified nominees will possess a proven record of business acumen, success and leadership, including experience or expertise in one or more of the following areas: business, financial or accounting matters generally, the specific industry and markets in which the Company operates, technical matters generally, and the specific technologies used and developed by the Company. In addition, potential director nominees will be evaluated by reference to requirements relating to Board of Directors and committee composition under applicable law and applicable NASDAQ Corporate Governance Rules.

APPOINTMENT OF AUDITORS

The Audit Committee of the Board of Directors has appointed Gregory, Sharer & Stuart, independent accountants, to serve as the Company’s independent auditors for the year ended June 30, 2004. A representative of Gregory, Sharer & Stuart is expected to be available by telephone at the Annual Meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if he or she so desires.

Audit Fees

The aggregate fees billed by Gregory, Sharer & Stuart, P.A. for professional services rendered for the audit of the Company’s annual financial statements (and the review of the Company’s financial statements included in the Company’s quarterly reports on Form 10-QSB) for the fiscal years ended June 30, 2004 and June 30, 2003 were $57,285 and $41,500, respectively.

Financial Information Systems Design and Implementation Fees

The Company did not engage Gregory, Sharer & Stuart, P.A. to provide professional services related to financial information systems design and implementation for the fiscal years ended June 30, 2004 and June 30, 2003.

All Other Fees

The aggregate fees billed for services rendered by Gregory, Sharer & Stuart, P.A., other than for services covered by the preceding two paragraphs, totaled $16,191 for the fiscal year ended June 30, 2004 and $7,400 for the fiscal year ended June 30, 2003. These fees were primarily associated with tax-related items.

Pre-Approval Policies

To help ensure the independence of the Company’s independent registered public accounting firm, the Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for the Company by its independent registered public accounting firm. Pursuant to this policy, all audit and non-audit services to be performed by the independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented to the full Audit Committee at its next regularly scheduled meeting.

The Audit Committee has considered and determined that the services provided by Gregory, Sharer & Stuart, P.A. are compatible with Gregory, Sharer & Stuart, P.A. maintaining its independence.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-KSB

This Proxy Statement is accompanied by the Company’s 2004 Annual Report to Stockholders, which includes a copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 as filed with the SEC. The Annual Report is not a part of the proxy solicitation materials. Each stockholder can obtain a copy of the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2004 as filed with the Securities and Exchange Commission, without charge except for exhibits to the report, by sending a written request to: Kreisler Manufacturing Corporation, 180 Van Riper Avenue, Elmwood Park, New Jersey 07407, Attention: Secretary.

OTHER MATTERS

The Company is not presently aware of any matters (other than procedural matters) that will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting: (i) matters which the Company did not receive notice by September 15, 2004 were to be presented at the Annual Meeting; (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the Annual Meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

By Order of the Board of Directors

Edward A. Stern
Secretary

APPENDICES TO SCHEDULE 14-A

1.1	Audit Committee Charter

1.2	Compensation Committee Charter

1.3	Nominating and Corporate Governance Committee Charter

APPENDIX 1.1

KREISLER MANUFACTURING COMPANY

AUDIT COMMITTEE CHARTER

Purpose

There shall be a committee of the board of directors (the “Board”) to be known as the Audit Committee. The Audit Committee’s purpose is to:

(A) oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

(B) prepare an Audit Committee report as required by the SEC’s rules to be included in the Company’s annual proxy statements, or, if the Company does not file a proxy statement, in the Company’s annual report filed on Form 10-K with the SEC.

Composition

The Audit Committee shall have at least three (3) members, each of whom must meet the following conditions: (i) be independent as defined under Rule 4200(a)(15) of The NASDAQ Stock Market (except as set forth in Rule 4350 (d)(2)(B)); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(c)); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a Company’s balance sheet, income statement, and cash flow statement. Additionally, the Company must certify that it has, and will continue to have, at least one member of the Audit Committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board shall elect or appoint a chairperson of the Audit Committee (or, if it does not do so, the audit committee members shall elect a chairperson by vote of a majority of the full committee); the chairperson will have authority to act on behalf of the audit committee between meetings.

Specific Responsibilities and Authority

The specific responsibilities and authority of the Audit Committee shall be as follows:

(A) be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee.

(B) establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

(C) have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

(D) receive appropriate funding from the Company, as determined by the Audit Committee in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the audit committee; and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties;

(E) ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

(F) at least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

(G) discuss the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

(H) meet separately, periodically, with management and with the Company’s independent auditors to discuss the quality and adequacy of the Company’s internal financial controls and other matters;

(I) report regularly to the Board;

(J) make an annual performance evaluation of the audit committee;

(K) review and reassess annually the adequacy of the audit committee’s charter; and

(L) make such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board.

General Comments

While the fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditor, the Audit Committee will review (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles (“GAAP”) methods on the financial statements; (C) the effect or regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (D) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as review any financial information and earnings guidance provided to analysts and rating agencies.

Meetings

The Audit Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each audit committee member. The Company shall make available to the Audit Committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the Audit Committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

Delegation

Any duties and responsibilities of the Audit Committee, including, but not limited to, the authority to preapprove all audit and permitted non-audit services, may be delegated to one or more members of the audit committee or a subcommittee of the Audit Committee.

Limitations

The Audit Committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company’s financial statements or the auditing of the Company’s financial statements. The members of the Audit Committee are not employees of the Company and may not be accountants or auditors by profession or experts in accounting or auditing. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the Audit Committee described in this charter. The review of the financial statements by the Audit Committee is not of the same character or quality as the audit performed by the independent auditors. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

APPENDIX 1.2

KREISLER MANUFACTURING COMPANY

COMPENSATION COMMITTEE CHARTER

Purpose

The primary purpose of the Compensation Committee (the “Committee”) of the Board of Directors of Kreisler Manufacturing Company (the “Company”) is to (1) make compensation recommendations to the Board regarding the compensation of the Company’s chief executive officer (“CEO”) and other executive officers (as that term is defined in Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) of the Company (“Officers”), (2) oversee all executive officer compensation programs, plans and policies, including those involving the issuance of the Company’s stock and other equity securities of the Company, as well as compensation programs for directors, and (3) prepare the Committee’s report in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC.

Committee Membership

The Committee shall consist of no fewer than two members. Each member of the Committee must (i) qualify as an independent director (“Independent Director”) under the listing standards of The NASDAQ Stock Market, Inc. (“NASDAQ”), subject to any exceptions contained in such listing standards; (ii) qualify as an “outside director”) under Section 162(m) of the Internal Revenue Code, as amended; and (iii) meet the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

The Committee shall report to the Board. The Board, upon recommendation of the Nominating and Corporate Governance Committee, shall appoint the members of the Committee. Committee members shall be elected by the Board at the annual organizational meeting of the Board; members shall serve for a term of one year or until their successors shall be duly elected and qualified. A Committee member may be removed by majority vote of the full Board at any time in its discretion, whereupon the resulting vacancy shall be filled by the Board upon recommendation of the Nominating and Corporate Governance Committee. A member shall promptly notify the Committee and the Board if the member is no longer an Independent Director and such member shall be removed from the Committee unless the Board determines that an exception to the Independent Director requirement is available under the NASDAQ rules with respect to such member’s continued membership on the Committee. The Committee’s Chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairperson by majority vote of the full Committee.

The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more of the members of the Committee. The Committee may delegate such authority to a subcommittee as the Committee deems appropriate, consistent with applicable law and NASDAQ listing standards.

Meetings

The Committee shall meet as often as may be deemed necessary or appropriate but no fewer than two times annually. The Committee may ask members of management or others to attend meetings or to provide relevant information. The Committee shall report on its activities to the Board on a regular basis.

The Committee may meet in person, telephonically or act by unanimous consent. The Committee Chair, in consultation with Committee members, shall determine the schedule of committee meetings. The

Committee Chair, who may consult with management or other Committee members, develops the agenda for meetings. When possible, materials should be distributed to Committee members prior to each Committee meeting.

Committee Responsibilities and Duties

The Committee shall have the following power, authority and direct responsibilities:

1.	The Committee shall annually review and make recommendations to the Board with respect to the annual compensation of the CEO and the other Officers, including salary, bonus, incentive and equity compensation. The CEO may not be present during the voting or deliberations of the Committee with respect to his or her own compensation.

2.	The Committee shall also review and recommend to the Board the following items with respect to the CEO and the Officers of the Company: (a) the form and substance of employment agreements, severance agreements, change in control provisions and any other compensatory agreements (including any modifications to such agreements), in each case as, when and if appropriate, and (b) any special or supplemental benefits, in each case subject to the terms of any existing applicable employment agreement terms.

3.	The Committee shall also review and recommend to the Board the cash incentives and deferred compensation plans for executive officers (including any modification to such plans) and oversee the performance objectives and funding for executive officer incentive plans.

4.	The Committee shall also review and recommend to the Board incentive compensation plans and equity-based plans (including any modification to such plans) and grants involving the use of Company’s stock and other equity securities.

5.	The Committee shall produce a Report on executive compensation as required by the SEC to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC.

6.	The Committee shall make regular reports to the Board.

7.	The Committee shall annually review and reassess the adequacy of this Charter and recommend to the Board for approval any proposed changes to this Charter.

8.	The Committee shall perform such other duties and responsibilities as may be assigned to the Committee from time to time by the Board, including without limitation:

a.	The implementation and administration of Company incentive and equity-based compensation plans to the extent permitted by such plans; and

b.	Review and make recommendations to the Board on (i) the competitiveness of the Company’s compensation and benefit plans for directors, officers and key employees, and the employee relation policies and procedures applicable to officers and key employees; and (ii) such other matters relating to the organization of the Company and the compensation of officers and key employees as the Committee may in its own discretion deem desirable.

Committee Authority

In discharging its responsibilities and duties, the Committee is empowered to investigate any matter brought to its attention that it determines to be within the scope of its authority with full access to all books, records, facilities and personnel of the Company. The Committee has the power to retain outside counsel or other consultants or experts as the Committee may deem appropriate in its sole discretion, and shall receive funding from the Company to engage such advisors, and have authority to approve related fees and retention terms.

APPENDIX 1.3

KREISLER MANUFACTURING COMPANY

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Purpose

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) is to provide assistance to the Board of Directors of KREISLER MANUFACTURING COMPANY (the “Company”)

(1)	To identify, screen and recommend qualified candidates to serve as directors of the Company and to recommend to the Board the director nominees for the next annual meeting of shareholders;

(2)	To develop and recommend to the Board corporate governance guidelines applicable to the Company;

(3)	To advise the Board, on an annual basis, on the structure and membership of committees of the Board;

(4)	To develop and periodically monitor/update the Company’s corporate governance principles and policies; and

(5)	To lead the Board in its annual review of the Board’s performance.

The Committee is also responsible for producing a report to enable the Company to make the required disclosures in the Company’s proxy statement, in accordance with applicable rules and regulations, regarding the nominations process and the work of this Committee.

Charter

The scope of the Committee’s responsibilities and how it carries out those responsibilities, including structure, processes and membership requirements shall be set forth in this charter, which has been adopted and approved by the Board and may be amended by the Board from time to time. The Committee shall review and reassess the adequacy of the charter and evaluate the Committee’s performance and make any recommendations to the Board on an annual basis.

Committee Membership

The Committee shall consist of at least three directors. All members of the Committee must qualify as independent directors (“Independent Directors”) under the listing standards of The NASDAQ Stock Market, Inc. (“NASDAQ”), subject to any exceptions contained in such listing standards.

The Committee shall report to the Board. Committee members shall be elected by the Board at the annual organizational meeting of the Board, members shall serve for a term of one year or until their successors shall be duly elected and qualified. No member of the Committee shall be removed except by majority vote of the full Board. The Board shall have the authority to fill vacancies or add additional members to the Committee. A member shall promptly notify the Committee and the Board if the member is no longer an Independent Director and such member shall be removed from the Committee unless the Board determines that an exception to the Independent Director requirement is available under the NASDAQ rules with respect to such member’s continued membership on the Committee. The Committee’s Chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairperson by majority vote of the full Committee.

The Committee may form and delegate to subcommittees or members when appropriate.

Meetings

The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter. The Chairperson of the Committee will preside at each meeting and, in consultation with the other member(s) of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. A majority of the members of the Committee shall constitute a quorum. All matters to be decided by the Committee shall be decided by the affirmative vote of a majority of the members present in person at a duly called meeting of the Committee. The Secretary of the Company shall keep minutes of each Committee meeting, which shall be filed by the Secretary of the Company with the records of the Company.

The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee and/or provide such pertinent information as the Committee requests, except that no director of the Company shall participate in discussions or attend any portion of a meeting of the Committee at which that director’s nomination or committee selection is being discussed.

The Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of the Company whom such member believes to be reliable and competent in the matters presented, and/or (ii) counsel, public accountants or other persons as to matters which the member believes to be within the professional competence of such person.

Committee Responsibilities and Authority

1. The Committee shall review the composition, size and operation of the Company’s Board and each committee of the Board.

2. The Committee shall review the performance of the incumbent directors.

3. The Committee shall have the responsibility to develop and recommend criteria for the selection of new directors to the Board, including, but not limited to diversity, age, skills, experience, conflicts of interest, time availability (including the number of other boards he or she sits on in the context of the needs of the Board and the Company) and such criteria as the Committee shall determine to be relevant at the time. The Committee shall have the power to apply such criteria in connection with the identification of individuals to be Board members, as well as to apply the standards for independence imposed by the Company’s listing agreement with NASDAQ and all applicable federal laws in connection with such identification process. The Committee shall have the authority to conduct background and qualifications checks of persons it wishes to recommend to the Board as candidates or to fill vacancies.

4. When vacancies occur or otherwise at the direction of the Board, the Committee shall actively seek individuals whom the Committee determines meet such criteria and standards for recommendation to the Board.

5. The Committee shall recommend to the Board, on an annual basis, nominees for election as directors for the next annual meeting of shareholders.

6. The Committee shall consider questions and make recommendations to the Board regarding determinations of independence of the members of the Board.

7. The Committee shall establish policies regarding the consideration of director candidates recommended by shareholders.

8. The Committee shall establish procedures to be followed by shareholders in submitting recommendations for director candidates.

9. The Committee shall review the membership of each committee of the Board and recommend committee assignments to the Board, including rotation, reassignment or removal of any committee member on at least an annual basis.

10. The Committee shall have the authority to retain and terminate any search firm to be used to identify director candidates and shall have authority to approve the search firm’s fees and other retention terms, at the Company’s expense. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

11. The Committee shall recommend to the Board policies to enhance the Board’s effectiveness, including with respect to the distribution of information to Board members, the size and composition of the Board, and the frequency and structure of Board meetings.

12. The Committee shall develop and review periodically, and at least annually, the corporate governance policies of the Company to ensure that they are appropriate for the Company and that policies of the Company comply with applicable laws, regulations and listing standards, and recommend any changes to the Board.

13. The Committee shall periodically (and at least once annually) review and make recommendations with respect to the Company’s code of ethics.

14. The Committee shall consider any other corporate governance issues that arise from time to time, and recommend appropriate actions to the Board.

15. The Committee shall oversee new director orientation to the Company and its business and continuing education programs for directors. The new director orientation may include background material, meetings with senior management, and visits to Company facilities.

16. The Committee shall oversee performance evaluations of the Board and its committees.

17. The Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

18. The Committee shall make regular reports to the Board.

19. The Committee shall perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board deems appropriate.

20. The Committee may conduct or authorize investigations into or studies of matters within the scope of the Committee’s duties and responsibilities, and may retain, at the Company’s expense, such experts and other professionals as it deems necessary.

KREISLER MANUFACTURING CORPORATION

ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 14, 2004

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Edward A. Stern, as attorney-in-fact and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to appear at the annual meeting of Stockholders of Kreisler Manufacturing Corporation (the “Company”) to be held on the 14th day of December 2004 and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as follows:

(1) ELECTION OF DIRECTORS

☐ FOR the nominees listed below (except as marked to the contrary below)	☐ WITHHOLDING AUTHORITY to vote for all nominees listed below

Nominees:	Wallace N. Kelly
Michael L. Goldberg
Independent Director
John W. Poling
Michael D. Stern

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the line provided below).

o__________________________________________

(2)	To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED.

THIS PROXY CONFERS CERTAIN DISCRETIONARY AUTHORITY DESCRIBED IN THE PROXY STATEMENT. THE ATTORNEY AND PROXY NAMED HEREIN MAY EXERCISE ALL OF THE POWERS HEREUNDER.

The undersigned hereby acknowledges receipt of the Company’s Proxy Statement relating to the 2004 Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders for 2004.

Dated: , 2004
(Please date)
_______________________________
(Please Print Stockholder Name)

_______________________________(SEAL)
(Stockholders Signature)

Please sign your name exactly as it appears on your stock certificate(s), including any official position or representative capacity. If shares are registered in more than one name, all owners should sign.

Please Date, Sign and Mail in the Enclosed Reply Envelope